UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Kaltura, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Kaltura, Inc.
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
June 15, 2022
12:00 p.m. (Eastern time)
KALTURA, INC.
860 BROADWAY, 3rd FLOOR
NEW YORK, NEW YORK 10003

April 27, 2022
To Our Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Kaltura, Inc. at 12:00 p.m. Eastern time, on Wednesday, June 15, 2022. In light of the ongoing COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,

Ron Yekutiel
Chairman and Chief Executive Officer

KALTURA, INC.
860 Broadway, 3rd Floor
New York, New York 10003
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, JUNE 15, 2022
The Annual Meeting of Stockholders (the “Annual Meeting”) of Kaltura, Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m. Eastern time on Wednesday, June 15, 2022. In light of the ongoing COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/KLTR2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•	To elect Ron Yekutiel as a Class I Director to serve until the 2025 Annual Meeting of Stockholders, and until his successor shall have been duly elected and qualified;
•	To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our common stock as of the close of business on April 18, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Byron Kahr, General Counsel and Secretary, at byron.kahr@kaltura.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors

Byron Kahr
General Counsel and Secretary
New York, New York
April 27, 2022
i

KALTURA, INC.
860 Broadway, 3rd Floor
New York, New York 10003
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Kaltura, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, June 15, 2022 (the “Annual Meeting”), at 12:00 p.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. In light of the ongoing COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/KLTR2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, $0.0001 par value per share, as of the close of business on April 18, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 127,692,165 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about April 27, 2022 to our stockholders on the Record Date.
In this proxy statement, “Kaltura”, “Company”, “we”, “us”, and “our” refer to Kaltura, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 15, 2022

This Proxy Statement and our 2021 Annual Report to Stockholders are available at http://www.proxyvote.com/
Proposals
At the Annual Meeting, our stockholders will be asked:
•	To elect Ron Yekutiel as a Class I Director to serve until the 2025 Annual Meeting of Stockholders, and until his successor shall have been duly elected and qualified;
•	To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
•	FOR the election of Ron Yekutiel as a Class I Director; and
•
FOR the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because Kaltura’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Kaltura is making this proxy statement and its 2021 Annual Report available to its stockholders electronically via the Internet. On or about April 27, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 18, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 127,692,165 shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of COVID-19, Kaltura has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a Kaltura stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/KLTR2022. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 12:00 p.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Eastern time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•
Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 14, 2022. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet or telephone;
•	by giving written notice of revocation to the Secretary of Kaltura prior to the Annual Meeting; or
•	by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the ongoing COVID-19 pandemic, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/KLTR2022. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/KLTR2022.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?
Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the nominee receiving the highest number of affirmative “FOR” votes will be elected as a Class I Director.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast.	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, one (1) Class I Director is to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
We currently have five (5) directors on our Board. Our current Class I Director is Ron Yekutiel, who has served on our Board since October 2006. The Board has nominated Ron Yekutiel for election as a Class I Director at the Annual Meeting.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominee receiving the highest number of affirmative “FOR” votes will be elected as a Class I Director. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the 2022 Annual Meeting of Stockholders and, if elected at the Annual Meeting, whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Director is Ron Yekutiel; the current Class II Directors are Ronen Faier and Richard Levandov; and the current Class III Directors are Shay David and Naama Halevi Davidov.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, subject to the rights of holders of any series of preferred stock to elect directors, the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Subject to the rights of holders of any series of preferred stock and except for such additional directors, if any, as are elected by the holders of any series of preferred stock as provided for or fixed pursuant to our Amended and Restated Certificate of Incorporation, our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of our outstanding shares of capital stock entitled to vote in the election of directors.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a Class I Director of the person whose name and biography appears below. In the event that Mr. Yekutiel should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that Mr. Yekutiel will be unable to serve if elected. Mr. Yekutiel has consented to being named in this proxy statement and to serve if elected.
Vote required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominee receiving the highest number of affirmative “FOR” votes will be elected as a Class I Director.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominee.

Nominee For Class I Director (term to expire at the 2025 Annual Meeting)
The current member of the Board of Directors who is also a nominee for election to the Board of Directors as a Class I Director is as follows:
Name	Age	Served as a Director Since	Position with Kaltura
Ron Yekutiel	49	2006	Chairman, Chief Executive Officer and Director
The principal occupations and business experience, for at least the past five years, of the Class I Director nominee for election at the 2022 Annual Meeting are as follows:
Ron Yekutiel
Ron Yekutiel is one of our co-founders and has served as our Chief Executive Officer and as Chairman of our board of directors since October 2006. Prior to Kaltura, Mr. Yekutiel co-founded VisualGate Systems Inc., a video surveillance company, in 2003, and co-founded and lead GPSoft Ltd and the Destinator business unit in Paradigm Advanced Technologies Inc., a GPS navigation and tracking company, in 2001. Mr. Yekutiel serves as a member of the board of directors of Kaltura Asia Pte Ltd., an affiliate of Kaltura, Inc., and as a member of the board of directors of various private companies. He received a Master of Business Administration with honors from the Wharton School of the University of Pennsylvania in 2005. Mr. Yekutiel was selected to serve on our board of directors because of the perspective and experience he provides as our co-founder and Chief Executive Officer, as well as his extensive experience with technology companies.
Continuing members of the Board of Directors:
Class II Directors (terms to expire at the 2023 Annual Meeting)
The current members of the Board of Directors who are Class II Directors are as follows:
Name	Age	Served as a Director Since	Position with Kaltura
Ronen Faier	51	2021	Lead Independent Director
Richard Levandov	67	2007	Director
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
Ronen Faier
Ronen Faier has served as a member of our board of directors since July 2021 and as our lead independent director since January 19, 2022. Mr. Faier has served as the Chief Financial Officer of SolarEdge Technologies, Inc., an energy management company, since January 2011. Prior to his role at SolarEdge, Mr. Faier served in various executive positions at publicly traded companies such as SanDisk Corporation, a manufacturing company, VocalTec Communications, Inc., a telecom equipment provider, and msystems Ltd., a flash storage device company. Mr. Faier has served on the board of directors of monday.com Ltd. since June 2021. Mr. Faier is a Certified Public Accountant in Israel. He received a Master’s of Business Administration from Tel Aviv University in 2000 and a Bachelor of Arts in Accounting and Economics from the Hebrew University of Jerusalem in 1996. Mr. Faier was selected to serve on our board of directors because of his extensive financial and public company experience.
Richard Levandov
Richard Levandov has served as a member of our board of directors since 2007. Mr. Levandov has also served as a general partner at Avalon Ventures, a venture capital firm, since 2007 and as a general partner at Masthead Venture Partners, a venture capital firm, since 1999. Mr. Levandov currently sits on the board of directors of both Avalon Ventures and Masthead Venture Partners. He received a Bachelor of Science in Management from Binghamton University in 1976. Mr. Levandov was selected to serve on our board of directors because of his extensive experience in the venture capital industry.

Class III Directors (terms to expire at the 2024 Annual Meeting)
The current members of the Board of Directors who are Class III Directors are as follows:
Name	Age	Served as a Director Since	Position with Kaltura
Shay David	49	2006	Director
Naama Halevi Davidov	51	2021	Director
The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:
Shay David
Shay David is one of our co-founders and has served as a member of our board of directors since October 2006. Dr. David previously held various roles with us, including President and General Manager of Media and Telecom from 2016 to 2019, and Chief Revenue Officer from 2012 to 2015. He co-founded Retrain.ai, an artificial intelligence company, in August 2020 and has served as its Chief Executive Officer and Chairman of the board of directors since its founding. Dr. David also currently serves on the board of directors of King Alfred School Society, a co-educational independent day school. He was a post-doctoral fellow at Yale Law School from 2007 to 2008, and received a Ph.D. in Science and Technology from Cornell University in 2008, a Master of Arts from New York University in 2003 and a Bachelor of Science in Computer Science Philosophy from Tel Aviv University in 2001. Dr. David was selected to serve on our board of directors because of the perspective and experience he provides as our co-founder and his extensive experience in the media and technology fields.
Naama Halevi Davidov
Naama Halevi Davidov has served as a member of our board of directors since July 2021. Dr. Halevi Davidov has served as a Financial Consultant to Joytunes Ltd., a developer of music learning software, since April 2021 and as a director of Gamida-Cell Ltd., since February 2022. Prior to that, Dr. Halevi served as Financial Advisor to Gloat Ltd., a talent marketplace platform, from March 2019 to December 2021 and to Healthy IO Ltd., a manufacturer and marketer of medical equipment, from March 2020 to April 2021. Dr. Halevi Davidov served as our Chief Financial Officer from November 2012 to August 2017. Dr. Halevi Davidov has also served on the board of our subsidiary, Kaltura Asia Pte Ltd. since February 2015. Dr. Halevi Davidov is a Certified Public Accountant in Israel. She received a Ph.D. in Strategy from Tel Aviv University in 2012, a Master’s in Business Administration from Tel Aviv University in 2002 and Bachelor of Arts in Accounting and Economics from Tel Aviv University in 2000. Dr. Halevi Davidov was selected to serve on our board of directors because of her extensive knowledge of and experience with corporate financial strategy.
Board Diversity Matrix
Board Diversity Matrix (As of April 27, 2022)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, also served as our independent registered public accounting firm for the fiscal year ended December 31, 2021. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, is expected to attend the 2022 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Kaltura, Inc. (the “Company”) for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the rules of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Ronen Faier (Chair)
Naama Halevi Davidov
Richard Levandov

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:
Fee Category	2021	2020
Audit Fees	$1,557,646	$137,355
Audit Related Fees	—	40,227
Tax Fees	41,341	63,780
All Other Fees	124,463	35,806
Total Fees	$1,723,450	$277,168
Audit Fees
Audit fees consist of professional services rendered in connection with the audit of our consolidated financial statements and review of our quarterly consolidated financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. The fees for both years also included fees billed for professional services rendered in connection with our initial public offering in July 2021.
Audit Related Fees
Audit-related fees include fees for due diligence services in connection with the Company's acquisition of Newrow, Inc.
Tax Fees
Tax fees consist of fees for professional services for tax compliance, tax advice and tax planning.
All Other Fees
All other fees consist of fees for cloud penetration testing and related services in connection with the Company's cyber-security program.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by the Chair of the Audit Committee, who has been delegated the authority to grant pre-approval of services other than the annual audit of the Company’s consolidated financial statements. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may review and pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Position
Ron Yekutiel(1)	49	Chairman, Chief Executive Officer and Director
Yaron Garmazi(2)	57	Chief Financial Officer
Michal Tsur(3)	49	President and Chief Marketing Officer
(1)	See biography on page 9 of this proxy statement.
(2)
Yaron Garmazi has served as our Chief Financial Officer since May 2017. Prior to joining Kaltura, Mr. Garmazi served as the Chief Executive Officer of Milestone Sport Ltd., a sports technology company, from 2016 to 2017, and as the Chief Financial Officer of Kontera, an online advertising company, from 2007 to 2011. He is a Certified Public Accountant (ISR) and received a Bachelor of Arts in Accounting and Business Management from the Tel Aviv College of Management in 1993.

(3)
Michal Tsur is one of our co-founders and has served as our President and Chief Marketing Officer since 2006. Prior to Kaltura, Dr. Tsur was a co-founder and Vice President of Cyota, Inc., an online security and anti-fraud solutions company, from 1999 to 2005. Dr. Tsur was a post-doctoral fellow at Yale Law School from 2005 to 2006, and received a Doctoral degree from New York University in 2005 and a Bachelor of Arts in Law and Economics from the Hebrew University of Jerusalem in 1996.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investor Relations” page of our website located at investors.kaltura.com, or by writing to our Secretary at our offices at 860 Broadway, 3rd Floor, New York, New York 10003.
Board Composition
Our Board of Directors currently consists of five members: Shay David, Naama Halevi Davidov, Ronen Faier, Richard Levandov and Ron Yekutiel. As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.
Director Independence
Naama Halevi Davidov, Ronen Faier and Richard Levandov each qualify as “independent” in accordance with the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”). The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors considered the relationships that each non-employee director has with us and all other known facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our common stock, convertible preferred stock and/or redeemable convertible preferred stock by certain non-employee directors and the relationships of certain non-employee directors with certain of our significant stockholders. Narendra K. Gupta was independent during the period he served on our Board of Directors in 2021 until his passing on December 25, 2021. There are no family relationships among any of our directors or executive officers.
Executive Sessions
Our independent directors meet in executive session without non-independent directors or members of management present on a regularly scheduled basis, but no less than twice per year. Each executive session of the independent directors is presided over by our lead independent director.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance

Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Kaltura, Inc., 860 Broadway, 3rd Floor, New York, New York 10003. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Chairman of the Board, lead independent director, the independent or non-management directors, or the Board as a whole should address such communications to the applicable party or parties in writing: c/o Secretary, Kaltura, Inc., 860 Broadway, 3rd Floor, New York, New York 10003.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Mr. Yekutiel serving as Chairman of the Board and Chief Executive Officer. Our board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our Company and its stockholders at this time because it promotes unified leadership by Mr. Yekutiel and allows for a single, clear focus for management to execute the Company’s strategy and business plans.

Our Corporate Governance Guidelines provide that, if the Chairperson of our Board of Directors is a member of management or does not otherwise qualify as independent, the independent members of our Board of Directors may elect among themselves a lead independent director. Ronen Faier was appointed to serve as our lead independent director on January 19, 2022. Prior to Mr. Faier’s appointment as lead independent director, Narendra K. Gupta had served as our lead independent director from July 2021 until his passing on December 25, 2021. The lead independent director’s responsibilities include, but are not limited to: presiding over all meetings of the Board of Directors at which the Chairman is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors on the one hand and the Chief Executive Officer and Chairman of our Board of Directors on the other.
In light of the independent leadership provided by our lead independent director, combined with the strong leadership of Mr. Yekutiel as Chairman of the Board and Chief Executive Officer, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board of Directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board of Directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans, equity incentive plans and other compensatory arrangements. The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, as well as overseeing the management of the Company’s financial and cybersecurity risks and potential conflicts of interest. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with our corporate governance structure and the independence of our Board of Directors. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through discussions with committee members and regular reports from management about such risks, as well as the actions taken by management to adequately address those risks. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our Investor Relations website, investors.kaltura.com, in the “Governance Overview” section under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

Attendance by Members of the Board of Directors at Meetings
There were five meetings of the Board of Directors during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our website at investors.kaltura.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

COMMITTEES OF THE BOARD
Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance
Ronen Faier	Chairperson	X	Chairperson
Naama Halevi Davidov	X	Chairperson
Richard Levandov	X		X
Narendra K. Gupta served as Chairperson of both the Compensation Committee and the Nominating and Corporate Governance Committee until his passing on December 25, 2021.
Audit Committee
Our Audit Committee assists the Board’s oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. Our Audit Committee is responsible for, among other things:
•
appointing, evaluating, compensating, retaining and overseeing the work of our independent auditor and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for us;

•	discussing with our independent auditor any audit problems or difficulties and management’s response;
•	pre-approving all audit and non-audit services provided to us by our independent auditor;
•	reviewing and discussing our annual and quarterly financial statements with management and our independent auditor;
•	discussing and overseeing our policies with respect to risk assessment and risk management;
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	reviewing and approving or ratifying any related person transactions.
The Audit Committee charter is available on our website at investors.kaltura.com. The members of the Audit Committee are Mr. Faier, Dr. Halevi Davidov and Mr. Levandov. Mr. Faier serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Faier, Dr. Halevi Davidov and Mr. Levandov is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Dr. Halevi Davidov qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee met three times in 2021.
Compensation Committee
Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
•	reviewing and approving, or recommending for approval by our Board of Directors, the compensation of our Chief Executive Officer and our other executive officers;
•	reviewing and making recommendations to our Board of Directors regarding director compensation;

•	reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans and arrangements;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;
•	working with our Chief Executive Officer to evaluate our succession plans for the Chief Executive Officer and other executive officers; and
•	preparing the annual compensation committee report, to the extent required by SEC rules.
Pursuant to the Compensation Committee’s charter, which is available on our website at investors.kaltura.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2021, the Compensation Committee engaged Meridian Compensation Partners LLC, a compensation consulting firm (“Meridian”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. Meridian reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC and Nasdaq rules as they relate to Meridian and has determined that Meridian’s work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Mr. Faier and Dr. Halevi Davidov. Dr. Halevi Davidov serves as the Chairperson of the Compensation Committee. Mr. Gupta served as Chairperson of the Compensation Committee until his passing on December 25, 2021. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. During his service on the Compensation Committee, Mr. Gupta qualified as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met two times in 2021.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee ’s responsibilities include:
•	identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors;
•	recommending to our Board of Directors the nominees for election to our Board of Directors at annual meetings of our stockholders;
•	recommending to the Board of Directors the directors to be appointed to each standing committee of the Board;
•	periodically reviewing the Board’s leadership structure;
•	overseeing the periodic self-evaluation of our Board of Directors; and
•	developing and recommending to our Board of Directors a set of corporate governance guidelines.
The Nominating and Corporate Governance Committee charter is available on our website at investors.kaltura.com. The members of our Nominating and Corporate Governance Committee are Mr. Levandov and Mr. Faier. Mr. Faier serves as the Chairperson of the Nominating and Corporate Governance Committee. Mr. Gupta served as Chairperson of the Nominating and Corporate Governance Committee until his passing on December 25, 2021. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met one time in 2021.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2021 Summary Compensation Table” below. In 2021, our “named executive officers” and their positions were as follows:
•	Ron Yekutiel, Chairman, Chief Executive Officer and Director;
•	Michal Tsur, President and Chief Marketing Officer
•	Yaron Garmazi, Chief Financial Officer.
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion.
Summary Compensation Table
The following table presents all of the compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2020 and December 31, 2021.
Name and Principal Position	Year	Salary ($)(1)(2)	Bonus ($)	Stock Awards ($)(4)	Option Awards ($)(4)	Non- Equity Incentive Plan Compensation ($)(2)(5)	All Other Compensation ($)(6)	Total
Ron Yekutiel Chairman, Chief Executive Officer and Director	2021	455,412(3)	—	1,125,021	1,008,231	431,289(3)	670,252	3,690,205
	2020	390,066	—	—	21,571,580	329,582	57,709	22,348,937
Michal Tsur President and Chief Marketing Officer	2021	316,243	—	383,933	344,078	274,968	470,606	1,789,828
	2020	233,012	—	—	5,392,895	223,047	55,285	5,904,239
Yaron Garmazi Chief Financial Officer	2021	334,845	—	531,246	476,096	294,529	81,730	1,718,446
	2020	271,537	—	—	2,311,241	173,281	66,633	2,822,692
(1)
For 2021, compensation amounts received in non-U.S. currency have been converted into U.S. dollars using an exchange rate of 0.31 U.S. dollar per NIS (which was the average exchange rate for 2021). For 2020, compensation amounts received in non-U.S. currency have been converted into U.S. dollars using an exchange rate of 0.29 U.S. dollar per NIS (which was the average exchange rate for 2020).

(2)
Amounts reflect the actual base salaries paid to each named executive officer. The amounts, with respect to 2020, take into account applicable COVID-19-related salary reductions in effect from April 16, 2020 through October 1, 2020.

(3)	Amounts also reflect the base fees paid and bonuses earned pursuant to Mr. Yekutiel’s U.S. Consulting Agreement and U.K. Consulting Agreement (each as defined below).
(4)
Amounts reflect the full grant-date fair value of stock awards and stock options granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to executive officers in Note 13 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 25, 2022.

(5)
Amounts reflect the amounts earned by the executives under their respective employment agreements (and consulting agreements for Mr. Yekutiel) pursuant to the Company’s annual performance bonus program for the 2021 fiscal year. For additional information on these payments, see “2021 Bonuses” below.

(6)
For 2021, amounts reflect: for Mr. Yekutiel, (i) a Company-paid car allowance and related expenses of $7,901 and an associated tax gross up of $6,250, (ii) a $11,524 contribution by the Company for an Israeli education fund, (iii) a contribution of $1,306 for an Israeli disability fund, (iv) a meal allowance of $3,348, (v) a contribution of $9,338 to an Israeli pension fund, (vi) a contribution of $820 by the Company as recuperation pay, (vii) a contribution of $12,800 by the Company to an Israeli severance fund, (viii) forgiveness by the Company of a loan in the amount of $308,482, and (ix) a tax gross up associated with forgiveness of such loan by the Company of $308,482 (for additional information, see “Certain Relationships and Related Party Transactions—Director and Executive Officer Loans”); for Dr. Tsur, (i) a contribution by the Company for an Israeli education fund of $23,718, (ii) a contribution of $1,787 for an Israeli disability fund, (iii) a meal allowance of $3,348, (iv) a contribution of $18,769 to an Israeli pension fund, (v) a contribution of $820 by the Company as recuperation pay, (vi) a contribution of $26,343 by the Company to an Israeli severance fund, (vii) forgiveness by the Company of a loan in the amount of $197,910, and (viii) a tax gross up associated with forgiveness of such loan by the Company of $197,910 (for additional information, see “Certain Relationships and Related Party Transactions—Director and Executive Officer Loans”); and for Mr. Garmazi, (i) a contribution of $25,113 by the Company for an Israeli education fund, (ii) a contribution of $7,450 to an Israeli disability fund, (iii) a meal allowance of $3,348, (iv) a contribution of $17,105 to an Israeli pension fund, (v) a contribution of $820 by the Company as recuperation pay, and (vi) a contribution of $27,893 by the Company to an Israeli severance fund.

NARRATIVE TO SUMMARY COMPENSATION TABLE
2021 Salaries
The named executive officers receive a monthly salary to compensate them for services rendered to our Company. The monthly salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. Each named executive officer’s initial salary was provided in his or her employment agreement. The actual salaries paid to each named executive officer for 2020 are set forth above in the Summary Compensation Table in the column entitled “Salary.” Pursuant to a base salary increase effective as of January 1, 2021, Mr. Yekutiel, Dr. Tsur and Mr. Garmazi received base salaries of NIS 495,600, NIS 1,020,000 and NIS 1,080,000, respectively. Mr. Yekutiel also received base fees of $120,702 under his U.S. Consulting Agreement and $181,053 under his U.K. Consulting Agreement (each as defined below).
2021 Bonuses
We maintain a cash-based incentive compensation program in which certain of our employees, including our named executive officers, are eligible to receive bonuses based on predetermined Company performance goals (the “MBO”). Such awards are designed to incentivize our named executive officers with a variable level of compensation that is based on performance measures established by our board of directors.
Under the MBO, each of our named executive officers were entitled to receive 70% of their on-target annual bonuses in monthly installments throughout the year, with final incentive awards earned based on actual performance for the year. The Company evaluates performance achievement in August, following which monthly bonus amounts may be adjusted to reflect projected performance. Following the end of the applicable year, the Compensation Committee evaluates final achievement. The Compensation Committee reviews the interim amounts already paid to executives against the actual amount of incentive payments earned and the applicable named executive officers receive a payout of the difference. If any overpayments to our named executive officers occur, those amounts will be deducted from future payments such executives are entitled to receive from the Company.
Pursuant to their respective employment agreements, in 2021, Mr. Yekutiel, Dr. Tsur and Mr. Garmazi were eligible to receive annual bonuses of NIS 434,400, NIS 765,000 and NIS 810,000, as well as additional bonuses based on “stretch” performance targets of up to NIS 141,600, NIS 286,875 and NIS 303,750, respectively. As a result, Mr. Yekutiel, Dr. Tsur and Mr. Garmazi had aggregate bonus opportunities under their respective employment agreements of NIS 576,000, NIS 1,051,875 and NIS 1,113,750, respectively.
In addition, pursuant to his US Consulting Agreement (as defined below), Mr. Yekutiel was eligible to earn an annual bonus of $103,400 and an additional bonus based on “stretch” performance targets of up to $51,700, as well as an annual bonus of $131,606 and an additional bonus based on “stretch” performance targets of up to $42,900 pursuant to his U.K. Consulting Agreement (as defined below).
For 2021, the MBO performance goals were tied to predetermined levels of (i) revenue, (ii) adjusted EBIDTA, (iii) net new annual recurring revenue bookings off-set by gross recurring revenue churn, and (iv) certain personal objectives and key results defined for each named executive officer, with each goal weighted equally (each, 25%). For any excess additional bonuses based on “stretch” performance targets, such additional bonuses are earned based on the achievement of the Company goals of (i) revenue, (ii) adjusted EBITDA, and (iii) net new annual recurring revenue bookings off-set by gross recurring revenue churn, with each goal weighted equally (each, 33.33%). For purposes of the MBO performance goals, adjusted EBITDA is defined as net profit (loss) before interest expense, net, provision for income taxes, and depreciation and amortization expenses, adjusted for the impact of certain non-cash and other items that we believe are not indicative of our core operating performance, such as non-cash stock-based compensation expenses, abandonment costs, gain from sale of property and equipment, and other operating expenses.
Based on achievement of approximately 117%, 116%, and 117% of such Company financial and operational metrics for Mr. Yekutiel, Dr. Tsur, and Mr. Garmazi, respectively, our Compensation Committee awarded Mr. Yekutiel, Dr. Tsur and Mr. Garmazi 2021 bonuses pursuant to their respective employment agreements equal to an aggregate of $153,285, $274,968 and $294,529, respectively. In addition, Mr. Yekutiel earned aggregate bonuses of $128,659 pursuant to his U.S. Consulting Agreement and $149,344 pursuant to his U.K. Consulting

Agreement based on the achievement of the applicable performance targets for 2021. The actual bonuses earned by each named executive officer for 2020 are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”
Equity Compensation
We maintain the 2021 Incentive Award Plan, referred to as the 2021 Plan, in order to facilitate the grant of equity incentives to directors, employees (including our named executive officers), consultants and other service providers of our Company and affiliates to obtain and retain services of these individuals, which is essential to our long-term success. The maximum number of shares of common stock reserved under the 2021 Plan is (i) 8,500,000 shares of our common stock, (ii) any shares which remained effective as of the Prior Plans as of the effective date of the 2021 Plan, (iii) an annual increase on the first day of each year beginning in 2022 and ending and including 2031, equal to the lesser of (A) five percent (5%) of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our board of directors, and (iv) any shares of our common stock subject to awards under the Prior Plans which are forfeited or lapse unexercised and which following the effective date are not issued under such plan; provided, however, no more than 85,000,000 shares may be issued upon the exercise of incentive stock options, or ISOs.
We also maintain the 2007 Stock Option Plan and the 2007 Israeli Share Option Plan, collectively referred to as the 2007 Plans and the 2017 Equity Incentive Plan, referred to as the 2017 Plan, We have granted stock options to our eligible service providers under the 2007 Plans and 2017 Plan. The 2007 Plans and the 2017 Plan were frozen as to new grants upon the effectiveness of the 2021 Plan. Any unvested shares underlying stock options granted pursuant to the 2007 Plans and the 2017 Plan remain outstanding and continue to vest in accordance with their terms.
Pursuant to the 2021 Plan, on December 8, 2021, we granted 411,168, 140,319 and 194,157 stock options (“Options”) to Mr. Yekutiel, Dr. Tsur and Mr. Garmazi, respectively, pursuant to our standard form of award agreement for option awards to Israeli grantees. The options vest in quarterly installments over a three-year period with the first quarterly vesting date on March 1, 2022, subject to continued employment through each vesting date. In addition, on December 8, 2021, we granted 256,854, 87,656 and 121,289 restricted stock units (“RSUs”) to Mr. Yekutiel, Dr. Tsur and Mr. Garmazi, respectively, pursuant to our standard form of award agreement for RSU awards to Israeli grantees. The RSUs vest in quarterly installments over a three-year period with the first quarterly vesting date on March 1, 2022, subject to continued employment through the vesting date. In the event of a termination of service of any executive without Cause or by the executive for Good Reason (each as defined in the applicable award agreement) during the twelve (12) month period immediately following a Change in Control (as defined in the 2021 Plan), the Options and RSUs held by such executive will become vested in full on the date of such termination.
Other Elements of Compensation
Retirement Plans
Our Israeli employees, including our named executive officers, are eligible to receive retirement benefits under the provident fund in Israel.
Employee Benefits and Perquisites
Health/Welfare Plans
Generally, benefits available to our Israel-based employees are available to all employees on the same basis, which include annual vacation leave, sick leave, recuperation pay, transportation expense reimbursement, education fund and other customary or mandatory social benefits in Israel. We make monthly contributions to funds administered by financial institutions for certain pension and severance liabilities on behalf of each of our Israel-based employees, including our Israel-based named executive officers, subject to certain conditions. The amount of these contributions is based on a percentage of the employee’s salary, taking into account any monthly salary. Generally, Company contributions are made to a manager’s insurance policy, a pension fund, or a combination thereof (based on the employee’s personal choice), as well as contributions to disability insurance.
The majority of our Israel-based employees are subject to an arrangement in accordance with Section 14 of the Israeli Severance Pay Law, 5723-1963 (the “Severance Pay Law” and a “Section 14 Arrangement”), pursuant to which an employer and an employee may agree, as part of the employee’s employment agreement, that the employer will make a monthly contribution, equal to 8.33% of the employee’s monthly salary, to a special severance fund for the benefit of the employee. Upon the termination of the employee’s employment (regardless of whether such termination was initiated by the employer or the employee), the aggregate contributions accrued in the severance fund will be released to the employee, in lieu of severance pay.
In the absence of such Section 14 Arrangement, the employer must still contribute, on a monthly basis, a certain percentage from the employee’s monthly salary to a special severance fund for the benefit of the employee. However, in the event of such employee's dismissal by the employer, the employer has to pay such employees severance pay in an amount equal to the difference between the last monthly salary of the relevant employee multiplied by the number years of employment, and the amounts accrued in the above-mentioned funds.
Mr. Yekutiel receives a car allowance from the Company. The actual car allowance amounts paid to Mr. Yekutiel for 2021 is set forth above in the Summary Compensation Table in the column entitled “All Other Compensation.”
We believe the benefits and perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
Tax Gross-Ups
Mr. Yekutiel received a tax gross-up of $6,250 associated with the car allowance paid to him by the Company. In addition, in March 2021, immediately prior to the first public filing of the registration statement for our initial public offering, the full outstanding principal amount of, and accrued and unpaid interest on, loans between certain of our directors and employees, including Mr. Yekutiel and Dr. Tsur, and the Company, were automatically forgiven in accordance with the terms of the applicable loan agreements. In connection with such loan forgiveness, we made tax gross-up payments to Mr. Yekutiel and Dr. Tsur of approximately $308,482 and $197,910, respectively. For additional information, see “Certain Relationships and Related Party Transactions—Director and Executive Officer Loans.”
Outstanding Equity Awards at Fiscal Year-End
The following table represents information regarding outstanding equity awards held by our named executive officers as of December 31, 2021.
		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(8)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Ron Yekutiel	7/25/12(1)	170,626	—	—	0.08	7/24/22	—	—	—	—
	10/16/13(1)	1,522,773	—	—	0.17	10/15/23	—	—	—	—
	8/14/18(2)	459,000	—	—	1.58	8/14/28	—	—	—	—
	8/14/18(2)	760,500	—	—	1.58	8/14/28	—	—	—	—
	12/24/20(3)	525,000	2,625,000	—	4.99	12/23/30	—	—	—	—
	12/24/20(4)	—	3,150,000	3,150,000	13.34	12/23/30	—	—	—	—
	12/08/21(6)	—	411,168	—	4.38	12/08/31	—	—	—	—
	12/08/21(7)	—	—	—	—	—	256,854	865,598	—	—

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(8)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Michal Tsur	7/25/12(1)	170,626	—	—	0.08	7/24/22	—	—	—	—
	10/16/13(1)	456,831	—	—	0.17	10/14/33	—	—	—	—
	8/14/18(2)	459,000	—	—	1.58	8/14/28	—	—	—	—
	12/24/20(3)	131,250	656,250	—	4.99	12/23/30	—	—	—	—
	12/24/20(4)	—	787,500	787,500	13.34	12/23/30	—	—	—	—
	12/08/21(6)	—	140,319	—	4.38	12/08/31	—	—	—	—
	12/08/21(7)	—	—	—	—	—	87,656	295,401	—	—
Yaron Garmazi	11/6/17(5)	972,000		—	1.72	11/5/27	—	—	—	—
	8/14/18(5)	9,225	1,575	—	1.58	8/14/28	—	—	—	—
	12/24/20(3)	56,250	281,250	—	4.99	12/23/30	—	—	—	—
	12/24/20(4)	—	337,500	337,500	13.34	12/23/30	—	—	—	—
	12/08/21(6)	—	194,157	—	4.38	12/08/31	—	—	—	—
	12/08/21(7)	—	—	—	—	—	121,289	408,744	—	—
(1)
The options vest in forty-eight ratable monthly installments such that the award is fully vested four years after the vesting commencement date (February 15, 2012 for the 2012 option grants and October 16, 2013 for the 2013 option grants), subject to the executive’s continued service through the applicable vesting dates. These options are fully vested.

(2)
The options vest as to one-third of the options upon the first anniversary of the grant date, with the remaining two-thirds vesting in ratable monthly installments over the following two year period such that the award is fully vested three years after the vesting commencement date of July 1, 2018, subject to the executive’s continued service through the applicable vesting dates.

(3)
These options vest in twelve quarterly installments such that the award is fully vested three years after the vesting commencement date of April 1, 2021, subject to the executive’s continued service through the applicable vesting dates.

(4)
These options vest based on the achievement of specified increases in the fair market value of a share such that 25% of the award will vest upon the fair market value of a share of common stock increasing fifty percent (50%) above the per share exercise price ($13.34); an additional 25% of such award will vest upon the fair market value of a share increasing one-hundred percent (100%) above the per share exercise price; an additional 25% will vest upon the fair market value of a share increasing one-hundred and fifty percent (150%) above the per share exercise price; and the remaining 25% of the award will vest upon the fair market value increasing two-hundred percent (200%) above the per share exercise price.

(5)
These options vest as to 25% of such options on the first anniversary of the vesting commencement date (April 18, 2017 and July 1, 2018, respectively), with the remaining 75% of such options vesting in ratable monthly installments over the following thirty-six months, subject to the executive’s continued service through the applicable vesting dates.

(6)	These options vest in quarterly installments over a three-year period with the first quarterly vesting date on March 1, 2022, subject to continued employment through each vesting date.
(7)	These RSUs vest in quarterly installments over a three-year period with the first quarterly vesting date on March 1, 2022, subject to continued employment through the vesting date.
(8)	For RSU awards, this value is based upon the closing stock price of our common stock as of December 31, 2021 of $3.37.
Executive Compensation Arrangements
Ron Yekutiel
Employment Agreement
On May 1, 2012, Kaltura Ltd. entered into an employment agreement with Mr. Yekutiel, which was subsequently amended on November 4, 2018, December 30, 2019, March 4, 2021 and March 30, 2022 (the “Yekutiel Employment Agreement”), providing for his employment as Chief Executive Officer of the Company. Mr. Yekutiel’s employment with the Company is at-will. The Company may decide to terminate Mr. Yekutiel’s employment at any time with 90 days’ prior written notice of termination. During those 90 days, the Company must pay Mr. Yekutiel an amount equal to 90 days’ of his annual base salary. Mr. Yekutiel may decide to terminate his employment at any time with 60 days’ notice. During those 60 days, the Company must pay Mr. Yekutiel an amount equal to 60 days’ of his annual base salary.
The Yekutiel Employment Agreement provides that Mr. Yekutiel is entitled to a monthly salary of NIS 45,744 and is eligible to earn a maximum annual performance bonus of NIS 547,956 and an additional annual stretch performance bonus of up to NIS 182,652, based on the achievement of certain goals and objectives defined by the Company. For additional information on the 2021 bonuses see “2021 Bonuses” above.
Pursuant to the Yekutiel Employment Agreement, Mr. Yekutiel participates in a manager’s insurance policy, a pension fund, or a combination thereof (based on his personal choice), up to a total of 15.83% of his determining salary, of which 8.33% is a severance pay component contributed to a severance fund and up to 7.5% of which is applied to pension payments and disability insurance. The Yekutiel Employment Agreement is not subject to a Section 14 Arrangement and, accordingly, upon termination of Mr. Yekutiel’s employment by the Company without Cause, the Company will have to pay Mr. Yekutiel a supplemental payment for severance equal to one month of his salary as of the date of termination multiplied by the number of his years of employment with the Company minus the aggregate contributions accrued in his severance fund (which will be released to Mr. Yekutiel at such time). In addition, the Company contributes 7.5% of Mr. Yekutiel’s monthly salary to an education fund, to which Mr. Yekutiel also contributes 2.5% of his monthly salary.
“Cause” is defined in the Yekutiel Employment Agreement generally as (i) conviction of any felony involving moral turpitude or affecting the Company or its subsidiaries; (ii) any refusal to carry out a reasonable directive of the board of directors which involves the business of the Company or its subsidiaries and was capable of being lawfully performed; (iii) embezzlement of funds of the Company, its parent Company or its subsidiaries; (iv) ownership, direct or indirect, of an interest in a person or entity (other than a minority interest in a publicly traded Company) in competition with the products or services of the Company or its parent Company, or its subsidiaries, including those products or services contemplated in a plan adopted by the board of directors of the Company or its subsidiaries; (v) any breach of the executive’s fiduciary duties or duties of care to the Company (except for conduct taken in good faith); (vi) any material breach of the Yekutiel Employment Agreement by the executive.
Consulting Agreements
Mr. Yekutiel is also party to a consulting agreement with Kaltura, Inc. providing for his position as Chairman of the Board of Directors of the Company (the “U.S. Consulting Agreement”) and a consulting agreement with Kaltura Europe Limited providing for corporate and business development services he renders to the Company’s United Kingdom business (the “U.K. Consulting Agreement”).
On November 1, 2006, we entered into the U.S. Consulting Agreement with Mr. Yekutiel, as was subsequently amended effective January 1, 2018, January 1, 2020, January 1, 2021, and January 1, 2022 pursuant to the which Mr. Yekutiel will render services as Chairman of the Board of Directors of the Company. Pursuant to the terms of the U.S. Consulting Agreement, Mr. Yekutiel is entitled to a monthly fee for his services of $9,503 and is eligible to earn a maximum annual performance bonus of $114,158 and an additional stretch performance bonus of up to $57,079, based on the achievement of certain performance objectives established by the board of directors of the Company or its delegate. The U.S. Consulting Agreement provides that Mr. Yekutiel will be subject to a perpetual confidentiality covenant.
Effective May 1, 2014, we entered into the U.K. Consulting Agreement with Mr. Yekutiel, as was subsequently amended effective January 1, 2018, January 1, 2020, January 1, 2021 and January 1, 2022. Pursuant to the U.K. Consulting Agreement, Mr. Yekutiel is entitled to a monthly fee for his services of $14,255 and is eligible to earn a maximum annual performance bonus of $171,236 and an additional stretch performance bonus of up to $57,079, based on the achievement of certain performance objectives established by the board of directors of the Company or its delegate.
Michal Tsur
On January 1, 2007, the Company entered into an employment agreement with Dr. Tsur, which was subsequently amended on May 28, 2015, March 18, 2018, December 30, 2019, March 4, 2021 and March 30, 2022 (the “Tsur Employment Agreement”), providing for her employment as President and Chief Operating Officer (which title was subsequently changed to President and Chief Marketing Officer by the Company). Dr. Tsur’s employment with the Company is at-will. The Company may decide to terminate Dr. Tsur’s employment at any time with 90 days’ prior written notice of termination. During those 90 days, the Company must pay Dr. Tsur an amount equal to 90 days’ of her annual base salary. Dr. Tsur may decide to terminate her employment at any time with 60 days’ notice. During those 60 days, the Company must pay Dr. Tsur an amount equal to 60 days’ of her annual base salary.
The Tsur Employment Agreement provides that Dr. Tsur is entitled to a monthly salary of NIS 93,500, and is eligible to earn a maximum annual performance bonus of NIS 841,500 and additional annual performance stretch bonus of up to NIS 315,563, based on Dr. Tsur’s and the Company’s attainment of certain goals and objectives defined by the Company. For additional information on the 2021 bonuses see “2021 Bonuses” above.
Pursuant to the Tsur Employment Agreement, Dr. Tsur participates in a manager’s insurance policy, a pension fund, or a combination thereof (based on her personal choice), up to a total of 15.83% of her determining salary, of which 8.33% is a severance pay component contributed to a severance fund and up to 7.5% of which is applied to pension payments and disability insurance. The Tsur Employment Agreement is not subject to a Section 14 Arrangement and, accordingly, upon termination of Dr. Tsur’s employment by the Company without Cause, the Company will have to pay Dr. Tsur a supplemental payment for severance equal to one month of her salary as of the date of termination multiplied by the number of her years of employment with the Company minus the aggregate contributions accrued in her severance fund (which will be released to Dr. Tsur at such time). In addition, the Company contributes 7.5% of Dr. Tsur’s monthly salary to an education fund, to which Dr. Tsur also contributes 2.5% of her monthly salary.
“Cause” is defined in the Tsur Employment Agreement generally as (i) conviction of any felony involving moral turpitude or affecting the Company or its subsidiaries; (ii) any refusal to carry out a reasonable directive of the board of directors which involves the business of the Company or its subsidiaries and was capable of being lawfully performed; (iii) embezzlement of funds of the Company, its parent Company or its subsidiaries; (iv) ownership, direct or indirect, of an interest in a person or entity (other than a minority interest in a publicly traded Company) in competition with the products or services of the Company or its parent Company, or its subsidiaries, including those products or services contemplated in a plan adopted by the board of directors of the Company or its subsidiaries; (v) any breach of the executive’s fiduciary duties or duties of care to the Company (except for conduct taken in good faith); (vi) any material breach of the Tsur Employment Agreement by the executive.
Yaron Garmazi
On June 18, 2017, the Company entered into an employment agreement with Mr. Garmazi, which was subsequently amended on September 27, 2018, December 30, 2019, March 4, 2020 and March 30, 2022 (the “Garmazi Employment Agreement”), providing for his employment as Chief Financial Officer. Mr. Garmazi’s employment with the Company is at-will and either party may terminate the Garmazi Employment Agreement at any time with 60 days’ prior written notice of termination. The Company may decide to terminate Mr. Garmazi’s employment effective as of such notice and instead pay Mr. Garmazi an amount equal to 60 days’ of his monthly salary.
The Garmazi Employment Agreement provides that Mr. Garmazi is entitled to a monthly salary of NIS 103,500 and is eligible to earn a maximum annual performance bonus of NIS 931,500 and an additional annual stretch performance bonus of up to NIS 349,313, based on Mr. Garmazi’s and the Company’s attainment of certain goals and objectives defined by the Company. For additional information on the 2021 bonuses see “2021 Bonuses”.
Pursuant to the Garmazi Employment Agreement, Mr. Garmazi participates in a manager’s insurance policy, a pension fund, or a combination (based on his personal choice), up to a total of 15.83% of his determining salary, of which 8.33% is a severance pay component contributed to a severance fund and up to 7.5% of which is applied to pension payments and disability insurance. In the event Mr. Garmazi’s employment is terminated for any reason other than for Cause, he will be entitled to receive all amounts accrued in his severance fund or policy to which the Company’s severance contributions were paid during his employment, which payment is intended to satisfy the Company’s obligations under the respective Section 14 Arrangement. In addition, the Company contributes 7.5% of Mr. Garmazi’s monthly salary to an education fund, to which Mr. Garmazi also contributes 2.5% of his monthly salary.

Pursuant to the Garmazi Employment Agreement, Mr. Garmazi is subject to 12 month post-termination non-competition and non-solicitation covenants as well as confidentiality covenants.
“Cause” is defined in the Garmazi Employment Agreement generally as (i) the executive’s breach of trust or fiduciary duties, including but not limited to theft, embezzlement, self-dealing, or breach of the provisions of the Company’s Non-Competition, Proprietary Information and Inventions Agreement signed by the executive; (ii) any willful failure to perform or failure to perform competently any of the executive’ material functions or duties under the Garmazi Employment Agreement (including violation of the Company’s regulations, work-rules, policies, procedures and objectives, as shall be in effect from time to time), or other breach of the Garmazi Employment Agreement, which, if capable of cure, was not cured within five days of receipt by the executive of written notice thereof; (iii) an event in which the executive deliberately or gross negligently causes harm to the Company’s business affairs or reputation; (iv) conviction of, or entry of any plea of guilty or nolo contendere by the executive for any felony or other lesser crime that would require removal from his or her position at the Company (e.g. any alcohol or drug related misdemeanor); (v) personal dishonesty; (vi) willful misconduct; (vii) other cause justifying termination or dismissal without severance payment under applicable law; or (viii) if the executive has provided the Company with false information about past career and/or education during the recruiting phase.
Director Compensation
In connection with the initial public offering, we implemented a non-employee director compensation policy, pursuant to which, each non-employee director receives an annual retainer of $30,000. In addition, the non-employee director serving as lead director of the board receives an additional annual retainer of $15,000 and non-employee directors serving on committees of our board of directors receives the following additional annual fees, each earned on a quarterly basis: the chairperson of our audit committee receives an additional annual fee of $20,000, and other members of our audit committee receives an additional annual fee of $10,000; the chairperson of our compensation committee receives an additional annual fee of $10,000 and other members of our compensation committee receives an additional annual fee of $5,000; and the chairperson of our nominating and governance committee receives an additional annual fee of $8,000, and other members of our nominating and governance committee receives an additional annual fee of $4,000. Each director receives an annual restricted stock unit award with a grant date value of $180,000 (with prorated awards made to directors who join on a date other than an annual meeting following the first annual meeting after the closing of our initial public offering), which generally vest in full on the day immediately prior to the date of our annual shareholder meeting immediately following the date of grant, subject to the non-employee director continuing in service through such meeting date. The equity awards granted pursuant to this policy accelerate and vest in full upon a change in control (as defined in the 2021 Plan).
The table below sets forth the compensation earned by each of our non-employee directors with respect to the fiscal year ended December 31, 2021.
Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)
Shay David	13,125	302,910	316,035
Ronen Faier	24,063	—	24,063
Naama Halevi Davidov	19,688	—	19,688
Richard Levandov	19,250	—	19,250
(1)
Amount reflects (i) forgiveness by the Company of a loan in the amount of $197,910 and (ii) a tax gross up associated with forgiveness of such loan of $105,000 (for additional information, see “Certain Relationships and Related Party Transactions—Director and Executive Officer Loans”).

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held by each non-employee director who was serving as of December 31, 2021.
Name	Options Outstanding at Fiscal Year End	Unvested Restricted Shares Outstanding at Fiscal Year End
Shay David	895,207	—
Ronen Faier	—	—
Naama Halevi Davidov	247,500	—
Richard Levandov	—	—
Equity Incentive Plans
2007 Plan and 2017 Plan
We currently maintain our 2007 Plan and 2017 Plan, as described above. From and after the closing of our initial public offering and the effectiveness of the 2021 Plan, our 2007 Plan and 2017 Plan (together, the “Prior Plans”) are frozen and no further grants will be made thereunder.
2021 Incentive Award Plan
We currently maintain the 2021 Incentive Plan, as described above, pursuant to which we may grant equity-based incentive awards to directors, employees (including our named executive officers), consultants and other service providers of our Company and affiliates to obtain and retain services of these individuals, which is essential to our long-term success.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 18, 2022, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 127,692,165 shares of common stock outstanding as of April 18, 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options and shares of our common stock that may be acquired upon the vesting of restricted stock units (“RSUs”), or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 18, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 860 Broadway, 3rd Floor, New York, New York 10003. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise.
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Entities affiliated with Point 406 Ventures(1)	16,792,248	13.2%
Nexus India Capital II, L.P.(2)	16,053,857	12.6%
Special Situations Investing Group II, LLC(3)	14,443,936	11.3%
Avalon Ventures VII, L.P.(4)	8,962,707	7.0%
Intel Capital Corporation(5)	8,040,721	6.3%
Sapphire Ventures Fund II, L.P.(6)	7,980,295	6.2%
Named Executive Officers and Directors
Ron Yekutiel(7)	8,893,853	6.7%
Michal Tsur(8)	5,544,217	4.3%
Yaron Garmazi(9)	1,163,979	*
Richard Levandov	—	—
Shay David(10)	2,180,717	1.7%
Ronen Faier	—	—
Naama Halevi Davidov(11)	421,875	*
All executive officers and directors as a group (7 persons)(12)	18,204,641	13.5%
*	Less than one percent.
(1)
Consists of (i) 16,511,785 shares of common stock held by Point 406 Ventures I, L.P. (“Ventures I L.P.”), (ii) 80,463 shares of common stock held by Point 406 Ventures I-A, L.P. (“Ventures I-A L.P.”), and (iii) 200,000 shares of common stock purchased by Point 406 Ventures Opportunities Fund II, L.P. in connection with our initial public offering (“Opportunities Fund II, L.P.” and, together with Ventures I, L.P. and Ventures I-A, L.P., the “Point 406 Ventures Funds”). .406 Ventures I GP, L.P. (“Ventures GP”) is the general partner of each of Ventures I L.P., Ventures II-A L.P., and Opportunities Fund II, L.P. .406 Ventures I GP, LLC is the general partner of Ventures GP. Maria Cirino and Liam Donohue are the managing members of .406 Ventures I GP, LLC and, as a result, may be deemed to share voting and investment power with respect to the shares held by the Point 406 Ventures Funds. The mailing address of each of the entities identified in this footnote is 470 Atlantic Ave., 12th Floor, Boston, MA 02110.

(2)
Based solely on a Schedule 13G filed with the SEC on February 22, 2022. Nexus India Management II, L.P. (“Nexus Management”) is the general partner of Nexus India Capital II, L.P. (“Nexus Capital”). The general partner of Nexus Management is Nexus Venture Management Holdings, LLC (“Nexus LLC”). Jishnu Bhattacharjee is the managing member of Nexus LLC and holds voting and investment power over Nexus Management, and thus may be deemed to hold voting and investment power over these shares. According to the Schedule 13G, each of the foregoing holds shared voting power and shared dispositive power over all of the reported shares. The registered office address for each of the entities identified in this footnote is c/o Conyers Trust Company (Cayman) Limited, Six, 2nd Floor, Cricket Square, Hutchins Drive, P.O. Box 2681, George Town, Grand Cayman, KY 1-111, Cayman Islands, and the mailing address for each such entity is 3000 Sand Hill Road, Building 1, Suite 260, Menlo Park, CA 94025.

(3)
Based solely on a Schedule 13G/A filed with the SEC on February 11, 2022. The shares are held by Special Situations Investing Group II, LLC (“SSIG”) or Goldman Sachs & Co. LLC (“Goldman Sachs”), a broker-dealer and investment adviser. SSIG is wholly owned by GSSG Holdings LLC (“GSSG”), which is a wholly owned subsidiary of The Goldman Sachs Group, Inc. (“GS Group”) and the sole member of SSIG. Goldman Sachs is a subsidiary of GS Group. Each of the foregoing reports shared voting power and shared dispositive power over all of the reported shares. The mailing address for each of the reporting entities is 200 West Street, New York, New York 10282.
(4)
Based solely on a Schedule 13G filed with the SEC on February 4, 2022. Avalon Ventures VII GP LLC (“Avalon GP”) is the general partner of Avalon Ventures VII, LP (“Avalon LP”). Avalon LP and Avalon GP report shared voting power and shared dispositive power over all of the reported shares. Kevin J. Kinsella and Stephen L. Tomlin are the managing members of Avalon GP and, as a result, may be deemed to share voting and investment power with respect to the shares held by Avalon LP. The mailing address of each of the entities identified in this footnote is 1134 Kline Street, La Jolla, CA 92037.

(5)
Based solely on a Schedule 13G filed with the SEC on February 14, 2022. Intel Capital Corporation (“Intel Capital”) is a direct or indirect wholly owned subsidiary of Intel Corporation, a public company with common stock listed on the Nasdaq Global Select Market. According to the Schedule 13G, Intel Capital and Intel Corporation hold shared voting power and shared dispositive power over all of the reported shares. The mailing address of Intel Corporation and Intel Capital Corporation is 2200 Mission College Blvd., Santa Clara, CA 95054.

(6)
Based solely on a Schedule 13G filed with the SEC on February 11, 2022. Sapphire Ventures (GPE) II, L.L.C. (“Sapphire GP”) is the general partner of Sapphire Ventures Fund II, L.P. (“Fund II”). Sapphire Ventures, L.L.C. (“Investment Adviser”) is the investment adviser for Fund II. Nino N. Marakovic is a managing member of each of Sapphire GP and Investment Adviser. According to the Schedule 13G, Sapphire GP holds sole voting and sole dispositive power, and Fund II, Investment Adviser and Nino N. Marakovic holds shared voting and shared dispositive power over all of the reported shares. The mailing address of each of the entities identified in this footnote is 801 W. 5th St., Ste 100, Austin, TX 78703.

(7)
Consists of (i) 4,785,030 shares of common stock, (ii) options to purchase 4,031,427 shares of common stock that are or will be immediately exercisable within 60 days of April 18, 2022, and (iii) 77,396 shares of common stock issuable upon the vesting of RSUs within 60 days of April 18, 2022.

(8)
Consists of (i) 4,145,463 shares of common stock, (ii) options to purchase 1,372,343 shares of common stock that are or will be immediately exercisable within 60 days of April 18, 2022, and (iii) 26,411 shares of common stock issuable upon the vesting of RSUs within 60 days of April 18, 2022.

(9)
Consists of (i) options to purchase 1,127,433 shares of common stock that are or will be immediately exercisable within 60 days of April 18, 2022, and (ii) 36,546 shares of common stock issuable upon the vesting of RSUs within 60 days of April 18, 2022.

(10)	Consists of (i) 1,456,136 shares of common stock, and (ii) options to purchase 724,581 shares of common stock that are or will be immediately exercisable within 60 days of April 18, 2022.
(11)	Consists of (i) 174,375 shares of common stock, and (ii) options to purchase 247,500 shares of common stock that are or will be immediately exercisable within 60 days of April 18, 2022.
(12)
Consists of (i)10,561,004 shares of common stock, (ii) options to purchase 7,503,284 shares of common stock that are or will be immediately exercisable within 60 days of April 18, 2022, and (iii) 140,353 shares of common stock issuable upon the vesting of RSUs within 60 days of April 18, 2022.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our General Counsel is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction arose in the ordinary course of business, and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2021, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
Transactions with Goldman Sachs & Co. LLC and Affiliates
Special Situations Investing Group II, LLC, an affiliate of Goldman Sachs & Co. LLC (“SSIG”), held a warrant to purchase shares of our common stock (the “GS Warrant”). The GS Warrant automatically exercised on a cashless basis immediately prior to the closing of our initial public offering in July 2021. We issued 6,506,284 shares of our common stock to SSIG upon the automatic cashless exercise of the GS Warrant in connection with our initial public offering.
SSIG also held 1,666,667 shares of our Series F convertible preferred stock, all of which converted into shares of common stock immediately prior to the closing of our initial public offering. We issued 7,937,455 shares of common stock to SSIG upon the conversion of our Series F convertible preferred stock in connection with our initial public offering.
The terms of the GS Warrant and, in the case of our Series F convertible preferred stock, our certificate of incorporation, as in effect immediately prior to our initial public offering, provided that we were required to make certain cash payments to SSIG if the initial public offering price per share at which shares of our common stock were sold in our initial public offering (the “Actual IPO Price”) is less than the price per share used to calculate the number of shares issuable upon the automatic cashless exercise of the GS Warrant or the conversion of our Series F convertible preferred stock, as the case may be (the “Estimated Price”). Conversely, if the Actual IPO Price were greater than the Estimated Price, SSIG was required to make certain cash payments to us. Accordingly, because the Actual IPO Price was less than the Estimated Price, we were required to make a cash payment to SSIG in the amount of $1.6 million in connection with the closing of our initial public offering.

In addition, Mr. Holger Staude, a Managing Director of Goldman Sachs & Co. LLC, served as a member of our board of directors from July 2016 to February 2021. Goldman Sachs & Co. LLC acted as an underwriter in our initial public offering and received underwriting discounts and commissions.
Participation in our Initial Public Offering
We requested that the underwriters of our initial public offering make an issuer-directed allocation of 200,000 shares to an entity affiliated with Point 406 Ventures, which beneficially owns more than 5% of our capital stock. This entity purchased 200,000 shares of our common stock in our initial public offering. The underwriters received the same underwriting discount on the shares purchased by this entity as they did on any other shares sold to the public in our initial public offering.
Investors’ Rights Agreement
In July 2016, we entered into a sixth amended and restated investors’ rights agreement (the “Investors’ Rights Agreement”) with certain of our investors, including each holder of more than 5% of our capital stock and certain of our directors and executive officers (or, in some cases, entities affiliated therewith). The Investors’ Rights Agreement provides for certain registration rights relating to the registrable securities held by such investors. Subject to certain exceptions and limitations, in the event we issue additional equity securities or other securities that are or may become convertible or exchangeable into or exercisable for equity securities, the Investors’ Rights Agreement provides the investors party thereto with a right of first offer to purchase up to that portion of such securities which equals the proportion that the shares of our common stock issued and held, or issuable upon the conversion and/or exercise of all shares of our convertible preferred stock, redeemable convertible preferred stock and other derivative securities then held by such investor, bears to the total number of shares of our common stock then outstanding (assuming the conversion and/or exercise of all shares of our convertible preferred stock, redeemable convertible preferred stock and other derivative securities then outstanding). Any investors fully exercising such right will also have the right to purchase up to their pro rata share of any securities not purchased by other investors. This right of first offer did not apply to our initial public offering and terminated on July 20, 2021, the effective date of the registration statement of which the prospectus relating to our initial public offering forms a part (provided that, with respect to Special Situations Investing Group II, LLC, the right of first offer terminated upon the closing of our initial public offering).
Voting Agreement
In July 2016, we entered into a sixth amended and restated voting agreement (the “Voting Agreement”) with certain of our stockholders, pursuant to which Special Situations Investing Group II, LLC, Sapphire Ventures Fund II, L.P., Nexus India Capital II, LP, Point 406 Ventures I, L.P. and Avalon Ventures VII, L.P., had certain designation rights with respect to the individuals to be elected to our Board of Directors. The Voting Agreement terminated by its terms in connection with the closing of our initial public offering, and none of our stockholders have any continuing rights thereunder regarding the election or designation of members of our Board of Directors.
Right of First Refusal and Co-Sale Agreement
In July 2016, we entered into a sixth amended and restated right of first refusal and co-sale agreement (the “Right of First Refusal and Co-Sale Agreement”) with certain of our investors, including each holder of more than 5% of our capital stock and certain of our directors and executive officers (or, in some cases, entities affiliated therewith), pursuant to which we had a right of first refusal in respect of certain sales of securities by the investors party thereto. To the extent we did not exercise such right in full, such investors were granted certain rights of first refusal and co-sale in respect of such sale. The Right of First Refusal and Co-Sale Agreement terminated in connection with the closing of our initial public offering.
Employment Agreements
We have entered into employment and consulting agreements with our executive officers. For more information regarding the agreements with our named executive officers, see “Executive and Director Compensation.”
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director (and in certain cases their related investment funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. For further information, see “Executive and Director Compensation.”
Equity Awards to Executive Officers and Directors
We have granted stock options and other equity awards to our executive officers and directors as more fully described in the section entitled “Executive Compensation” and “Director Compensation.”
Director and Executive Officer Loans
Prior to our initial public offering, we entered into loan agreements with certain of our directors and executive officers to finance their exercise of options to purchase shares of our common stock.
The following table summarizes each loan to our directors and executive officers having a principal amount outstanding as of December 31, 2020 in excess of $120,000, including the date it was issued; its principal amount; the number of shares acquired pursuant to the option exercise (adjusted to reflect the 1-to-4.5 forward stock split of our common stock effected on March 19, 2021); the aggregate principal amount of indebtedness outstanding thereunder as of December 31, 2020; and the applicable interest rate. As of December 31, 2020, no principal or interest payments had been made with respect to any of the loans listed below. The full outstanding principal amount of, and accrued and unpaid interest on, each director and/or officer’s loan was automatically forgiven in March 2021, immediately prior to the first public filing of the registration statement for our initial public offering, in accordance with the terms of the applicable loan agreement. In connection with such loans, we made tax gross-up payments of $0.3 million, $0.2 million, and $0.1 million to Mr. Yekutiel, Dr. Tsur, and Mr. David, respectively.
	Issue Date	Principal Amount (millions)	Number of Shares Acquired	Principal Amount Outstanding as of December 31, 2020 (millions)	Interest Rate (per annum)
Executive Officers
Ron Yekutiel	5/15/2015	$0.3	2,150,077	$0.3	0.5%
Michal Tsur	5/15/2015	$0.2	1,510,510	$0.2	0.5%
Directors
Shay David	5/15/2015	$0.2	1,510,510	$0.2	0.5%

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 860 Broadway, 3rd Floor, New York, New York 10003 in writing not later than December 28, 2022.
Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than February 15, 2023 and no later than March 17, 2023. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 15, 2023, then such written notice must be delivered not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the close of business on the 90th day prior to the 2023 Annual Meeting or the close of business on the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules (once they become effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 17, 2023.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
In connection with our solicitation of proxies for our 2023 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

KALTURA’S ANNUAL REPORT ON FORM 10-K
A copy of Kaltura’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 18, 2022 without charge upon written request addressed to:
Kaltura, Inc.
Attention: Secretary
860 Broadway, 3rd Floor
New York, New York 10003
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at investors.kaltura.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Byron Kahr, General Counsel and Secretary
New York, New York
April 27, 2022

KALTURA, INC.
860 BROADWAY
3RD FLOOR
NEW YORK, NY 10003

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 14, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KLTR2022**

You may attend the meeting via the Internet and vote during the meeting. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, because you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 14, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D77189-P71470

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KALTURA, INC.

The Board of Directors recommends you vote FOR the following nominee:

1. Election of Director

Nominee:	For	Withhold
1a. Ron Yekutiel	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D77190-P71470

KALTURA, INC.
Annual Meeting of Stockholders
June 15, 2022 12:00 PM ET
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Ron Yekutiel, Yaron Garmazi and Byron Kahr, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of Kaltura, Inc. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM, ET on June 15, 2022 at www.virtualshareholdermeeting.com/KLTR2022 and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any continuation, adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side